Lease Liabilities (Details) - Schedule of the Lease Liabilities - USD ($)		12 Months Ended
		Dec. 31, 2023	Dec. 31, 2022	Dec. 31, 2021
Schedule of the Lease Liabilities [Abstract]
Balance, beginning of period		$ 547,471		$ 2,546,160
Additions	[1]		602,172
Interest		46,923	41,299	236,680
Lease payments		(146,880)	(96,000)	(2,647,669)
Modification of lease	[2]			(135,171)
Balance, end of period		447,514	547,471
Current portion		110,651	99,957
Non-current portion		336,863	447,514
Total lease liabilities		$ 447,514	$ 547,471

[1]	In April 2022, the Company entered into a lease for its head office for a term of 5 years. When measuring lease liability, the Company’s incremental borrowing rate applied was estimated to be 10% per annum.
[2]	On December 31, 2021, the Company entered into a 99-year lease for the 1001 East Delavan facility in exchange for a one-time prepayment of $2.3 million. This long-term lease is treated as a lease modification of the current lease. Refer to note 7.